UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 8, 2005

MedQuist Inc.

(Exact name of registrant as specified in its charter)

New Jersey	0-19941	22-2531298
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Bishops Gate Blvd., Suite 300, Mt. Laurel, NJ		08054
(address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (856) 206-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement with Michael Clark

The Company has entered into an agreement, dated as of April 21, 2005 and approved by the Company’s Board of Directors on July 8, 2005, with Michael Clark, the Company’s Senior Vice President, Operations, describing the severance benefits that Mr. Clark would be entitled to in the event that his employment with the Company is terminated without cause.

If Mr. Clark’s employment is terminated by the Company without cause, the agreement provides for payment of a severance benefit equivalent to one year’s annual base salary, at the rate in effect as of the date of termination.  Mr. Clark will not be entitled to any severance benefits in the event that he resigns his employment with the Company.  However, Mr. Clark will be paid severance benefits if he tenders his written resignation within thirty days following a substantial and material diminution of his duties or a reduction in his base salary in excess of ten percent, which diminution or reduction is not cured by the Company within ten days of receiving Mr. Clark’s written resignation.

A copy of the agreement between the Company and Mr. Clark is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Agreement with Mark R. Sullivan

The Company has entered into an agreement, dated as of April 21, 2005 and approved by the Company’s Board of Directors on July 8, 2005, with Mark R. Sullivan, the Company’s Acting General Counsel and Secretary, describing the severance benefits that Mr. Sullivan would be entitled to in the event that his employment with the Company is terminated without cause.

If Mr. Sullivan’s employment is terminated by the Company without cause, the agreement provides for payment of a severance benefit equivalent to one year’s annual base salary, at the rate in effect as of the date of termination.  Mr. Sullivan will not be entitled to any severance benefits in the event that he resigns his employment with the Company.  However, Mr. Sullivan will be paid severance benefits if he tenders his written resignation within thirty days following a substantial and material diminution of his duties or a reduction in his base salary in excess of ten percent, which diminution or reduction is not cured by the Company within ten days of receiving Mr. Sullivan’s written resignation.

A copy of the agreement between the Company and Mr. Sullivan is attached as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
10.1	Agreement by and between MedQuist Inc. and Michael Clark dated as of April 21, 2005.

10.2	Agreement by and between MedQuist Inc. and Mark R. Sullivan dated as of April 21, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDQUIST INC.

Date: July 18, 2005	By:	/s/ Howard S. Hoffmann
Name: Howard S. Hoffmann
Title: Chief Executive Officer